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                                                                    Exhibit 10.1

                         THE MERCANTILE BANK CORPORATION
                          STOCK INCENTIVE PLAN OF 2006

                               NOTICE OF GRANT OF
                           INCENTIVE STOCK OPTION AND
                             STOCK OPTION AGREEMENT

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Agreement, as follows:

Optionee:                   _________________

Grant Date:                 ___________, 20__

Number of Shares:           _________________

Expiration Date:            ___________, 20__

Exercise Price Per Share:   $________________

[Date First Exercisable:    ___________, 20__]

[Date First Exercisable:    1. _________, 20__ as to _____ shares
                            2. _________, 20__ as to _____ shares]

     This STOCK OPTION AGREEMENT is executed and delivered in duplicate, as of the ____ day of ________, 20__ by and between Mercantile Bank Corporation, a Michigan corporation (the "Company"), and the employee named above (the "Optionee").

     In consideration of the mutual covenants of the parties set forth below, the parties agree as follows:

     1. GRANT OF OPTION. The Company, pursuant to the Company's Stock Incentive Plan of 2006, as amended from time to time (the "Plan"), and subject to the terms and conditions of the Plan, grants to the Optionee an Incentive Stock Option (the "Option") to purchase the above-designated number of shares of Common Stock of the Company at the exercise price per share designated above.

     2. EXERCISABILITY OF OPTION. The Option shall become first exercisable as described above, and shall in no event be exercisable after the close of business on the above-designated Expiration Date. Further, the Committee may in its discretion, at any

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time accelerate the vesting of the Option on such terms and conditions as it deems appropriate.

     3. TIME TO EXERCISE OPTION.

     (a) General. If Optionee ceases to be an Employee for any reason other than Optionee's death, Disability, or termination for Cause, Optionee may exercise the Option in accordance with its terms for a period of three months after such termination of employment, but only to the extent Optionee was entitled to exercise the Option on the date of termination.

     (b) Death. If Optionee dies either while an Employee or after the termination of employment other than for Cause but during the time when Optionee could have exercised the Option, the Option shall be exercisable in accordance with its terms by the personal representative of Optionee or other successor to the interest of Optionee for one year after Optionee's death, but only to the extent that Optionee was entitled to exercise the Option on the date of death or termination of employment, whichever first occurred, and not beyond the Expiration Date of the Option.

     (c) Disability. If Optionee ceases to be an Employee of the Company or one of its Subsidiaries due to Optionee's Disability, Optionee may exercise the Option in accordance with its terms for one year following such termination of employment, but only to the extent that Optionee was entitled to exercise the Option on the date of such event and not beyond the Expiration Date of the Option.

     (d) Termination for Cause. If Optionee's employment is terminated for Cause, Optionee shall have no further right to exercise this Option and all of Optionee's outstanding Options shall automatically be forfeited and returned to the Company. The Committee or officers designated by the Committee shall have absolute discretion to determine whether a termination is for Cause.

     4. METHOD OF EXERCISE. Optionee, from time to time during the period when the Option may by its terms be exercised, may exercise the Option in whole, or in part in minimum installments of 100 shares, by delivering to the Company:

     (a) A written notice signed by Optionee in substantially the form attached as EXHIBIT A stating the number of shares that Optionee has elected to purchase at that time from the Company; and

     (b) Cash, a check, bank draft, money order or wire of funds payable to the Company in an amount equal to the purchase price of the shares then to be purchased; or

     (c) Through the delivery of shares of Common Stock of the Company owned by Optionee for more than six months with a Market Value equal to the exercise price, provided, however, that shares of Common Stock acquired by Optionee through the


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exercise of an incentive stock option may not be used for payment prior to the expiration of holding periods prescribed by the Internal Revenue Code; or

     (d) Consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

     (e) By a combination of any one or more of (b), (c) and (d) above aggregating the purchase price of the shares then to be purchased.

The value of the shares of the Common Stock delivered to Optionee shall be the Market Value of the Common Stock as defined in Section 2.18 of the Plan. The Committee, acting pursuant to the Plan, if it shall deem it necessary or desirable for any reason connected with any law or regulation of any governmental authority relating to the regulation of securities, may require Optionee to execute and file with it such evidence as it may deem necessary that Optionee is acquiring such shares for investment and not with a view to their distribution.

     5. NON-TRANSFERABILITY OF OPTION. The Option shall during the lifetime of Optionee be exercisable only by Optionee in accordance with the terms of the Plan and shall not be assignable or transferable except by Will or by the laws of descent and distribution.

     6. CHANGE IN CONTROL. The Option is subject to the accelerated vesting, exercise and other provisions of Section 9 of the Plan relating to Change in Control.

     7. NOTICES. Any notice by Optionee to the Company under this Agreement shall be in writing and shall be deemed duly given only upon receipt of the notice by the Company at its principal executive offices addressed to its Secretary or Chief Financial Officer. Any notice by the Company to Optionee shall be in writing or by electronic transmission and shall be deemed duly given if mailed or sent by electronic transmission to Optionee at the address specified below by Optionee, or to Optionee's email address at the Company, or to such other address as Optionee may later designate by notice given to the Company.

     8. ACCEPTANCE OF THE TERMS AND CONDITIONS OF THE PLAN. The Option and this Agreement are subject to the terms and conditions of the Plan. The Plan is incorporated in this Agreement by reference and all capitalized terms used in this Agreement have the meaning set forth in the Plan, unless this Agreement specifies a different meaning. By signing this Agreement, Optionee accepts the Option, acknowledges receipt of a copy of the Plan and the prospectus covering the Plan and acknowledges that the Option is subject to all the terms and provisions of the Plan and this Agreement. Optionee further agrees to accept as binding, conclusive and final all decision and interpretations by the Committee upon any questions arising under the Plan.


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     9. CONTINUED EMPLOYMENT. Nothing in this Agreement shall be deemed to create any employment or guaranty of continued employment or limit in any way the Company's right to terminate Optionee's employment at any time.

     10. EARLY DISPOSITION OF STOCK. Optionee understands that if Optionee disposes of any shares of Common Stock received under the Option within two years after the date of grant or within one year after such shares of Common Stock were transferred to Optionee, Optionee may be treated for federal and state income tax purposes as having received ordinary income at the time of such disposition as determined in accordance with the Internal Revenue Code and applicable state law. Optionee agrees to notify the Company in writing within thirty days after the date of any such disposition. Optionee authorizes the Company to withhold tax from Optionee's current compensation with respect to any income recognized as a result of any such disposition.

     11. GOVERNING LAW. The validity, construction and effect of this Agreement shall be governed by the laws of the State of Michigan.


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     The Company has caused this Agreement to be executed by its duly authorized officer, and Optionee has executed this Agreement, as of the Grant Date.

                                        MERCANTILE BANK CORPORATION


                                        By:
                                            ------------------------------------

                                        Its:
                                             -----------------------------------


                                        OPTIONEE

                                             Optionee acknowledges having
                                        received, read and understood the Plan
                                        and this Agreement, and agrees to all of the terms and provisions of this Agreement.


                                        ----------------------------------------
                                                      (Signature)

                                        ----------------------------------------
                                                (Please print your name)

                                        ----------------------------------------

                                        ----------------------------------------
                                         (Please print your residence address)


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                                    EXHIBIT A

                               NOTICE OF EXERCISE
                             INCENTIVE STOCK OPTION

     The undersigned hereby gives notice to Mercantile Bank Corporation (the "Company") of the desire to purchase shares of Common Stock of the Company pursuant to the Stock Option Agreement dated ____________, 20___.

1.   EXERCISE OF OPTION.

     Name: _________________________________

     Date: _________________________________

     Shares to be Exercised: _______________

     Per-Share Exercise Price: $____________

     Aggregate Exercise Price: $____________ (for all shares being purchased)

2. DELIVERY OF PAYMENT. Indicate below how the full option exercise price for the shares is to be paid:

     ____ Cash in the form of check, bank draft, money order, or wire of funds payable to "Mercantile Bank Corporation"

     ____ By surrender to the Company of shares of Common Stock owned and held for more than six months with a value of $________ represented by certificate number(s): ___________________________

     ____ Pursuant to a cashless exercise program implemented by the Company

     ____ A combination of the above (please provide details, for example, describe the number of shares to be purchased with cash and the number of shares to be purchased with previously owned shares of Common Stock): ______________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________


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Signature

Dated:
       ------------------------------
Address:
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